UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2011

SYMETRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 26, 2011, Symetra Financial Corporation, a Delaware corporation, released a copy of slides to be presented as part of its third quarter 2011 Earnings Webcast on October 27, 2011, which included certain financial results for the third quarter ended September 30, 2011. A copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information in this report, including Exhibits 99.1, has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 7.01.	Regulation FD Disclosure.

The response to Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Slides for presentation for the Third Quarter Review of Symetra Financial Corporation, dated October 27, 2011, at its third quarter 2011 Earnings Webcast

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	/S/ MARGARET A. MEISTER
Name:	Margaret A. Meister
Title:	Executive Vice President, Chief Financial Officer

Date: October 27, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Slides for presentation for the Third Quarter Review of Symetra Financial Corporation, dated October 27, 2011, at its third quarter 2011 Earnings Webcast